UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 6, 2007
(Date of Earliest Event Reported)

On Assignment, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20540	95-4023433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26651 West Agoura Road, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 878-7900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Resignation of Director

On Assignment, Inc. (the “Company”) issued a press release today announcing the resignation of Ms. Teresa Hopp from the Company’s Board of Directors and as Chairperson of its Audit Committee.  Ms. Hopp, who sits on the Board of Directors and chairs the Audit Committee of another publicly-traded corporation, advised the Company that she intends to focus her efforts on her other Board position, as well as pursue new business opportunities.   Ms. Hopp’s resignation is effective as of December 6, 2007.

(d)                                  Election of Director

The Company issued a press release today announcing the December 6, 2007 election of Mr. Edward L. Pierce to the Company’s Board of Directors and Chairperson of its Audit Committee.   The election occurred after the Board of Directors’ receipt of a recommendation from the Nominating and Corporate Governance Committee, comprised of Jeremy Jones (Chairperson), Senator William E. Brock and Jonathan Holman, who qualified Mr. Pierce for the positions and confirmed his willingness to serve.  As a new, non-employee director, Mr. Pierce will receive the director compensation previously approved by the Board of Directors, which consists of an option to purchase 18,000 shares of the Company’s common stock upon first joining the Board.  Additionally, on or around August 1st as a non-employee director, Mr. Pierce will receive an annual grant of certain stock-based awards associated with shares of the Company’s common stock.  As a director and Chairperson of the Audit Committee, Mr. Pierce will receive the following fees for services:  an annual cash retainer of $25,000 payable quarterly in arrears for his services as a director; an annual cash retainer of $10,000, payable quarterly in arrears for his services as Chairperson of the Audit Committee, $2,000 per regularly scheduled Board meeting attended in person or by telephone; $750 per special telephonic Board meeting attended; $1,000 per committee meeting, if held separately and attended in person or $750 if attended by telephone.  In addition, Mr. Pierce will be reimbursed for all reasonable expenses incurred in attending Board or committee meetings.

Item 9.01               Financial Statements and Exhibits.

             (d) Exhibits

Exhibit 99.1          Press Release of On Assignment, Inc. dated December 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: December 6, 2007	By:	/s/ James Brill
		Name:	James Brill
		Title:	Sr. Vice President, Finance and
Chief Financial Officer